Exhibit 10.1

Amendment to Subscription Agreement

This Amendment (this “Amendment”), dated as of October 27, 2021, to that certain Subscription Agreement, made and entered into as of April 29, 2021 (the “Subscription Agreement”), is by and between Gores Metropoulos II, Inc., a Delaware corporation (the “Company”), and the undersigned (“Subscriber”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

WHEREAS, the parties hereto desire to amend the Subscription Agreement to extend the date by which the Transactions must have been consummated; and

WHEREAS, Section 8(f) of the Subscription Agreement provides that the provisions of the Subscription Agreement may not be modified, waived or amended except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or amendment is sought.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Clause (d) of Section 6 of the Subscription Agreement is hereby amended by replacing the date “October 28, 2021” with “January 31, 2022”.

2. The Subscription Agreement as revised by this Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

3. This Amendment, and any claim or cause of action hereunder based upon, arising out of or related to this Amendment (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Amendment Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

4. Except as otherwise expressly amended or modified hereby, all of the terms and conditions of the Subscription Agreement shall continue in full force and effect. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each similar reference contained in the Subscription Agreement shall refer to the Subscription Agreement, as amended by this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be signed as of the date first written above.

GORES METROPOULOS II, INC.

By:
Name:
Title:

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SUBSCRIBER

By:
Name:
Title:

3